Exhibit 99.1

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

Monthly Operating Report For the
Month Ended September 30, 2020

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors' bank reconciliations)	MOR-1a		X
Schedule of Cash Disbursements by Legal Entity	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Declaration Regarding the Status of Post-Petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Consolidated Aging of Accounts Payable not Subject to Compromise	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors' chapter 11 cases and format specified by the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Juan Amezquita	October 30, 2020
Signature of Authorized Individual [1]	Date

Juan Amezquita	Senior Vice President, Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Notes:
(1) Signatory is duly authorized by the Debtors to sign this monthly operating report

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

General Notes

Debtor-in-Possession Financial Statements
The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here do not include consolidated results for Libbey, Inc. (the "Company") as the Company has several non-debtor subsidiaries.

Intercompany Transactions
Intercompany transactions between the Debtors have not been eliminated in the financial statements contained herein. For Balance Sheet illustrative purposes, the intercompany transactions have been presented as an "eliminations" column. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise
As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the completion of the claims reconciliation process in conjunction with the Bankruptcy Court approval of the chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise have been reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items
Expenses and income directly associated with the chapter 11 filings have been reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-1
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period of September 1, 2020 through September 30, 2020
(US Dollars in Thousands)
(Unaudited)

CF Period of September 1, 2020 through September 30, 2020
Receipts:
Total Receipts	$32,970

Disbursements:
Operating Disbursements - 3rd Party	(27,146)
Operating Disbursements - Non-Debtor Affiliate	(6,579)
Net Operating Cash Flow	(756)

Non-Operating Disbursements:
Professional Fees ⁽¹⁾	(6,381)
Interest Payments / Fees	(2,301)
Total Non-Operating Disbursements	(8,681)
Total Chapter 11 Items	(130)

Total Disbursements ⁽²⁾	(42,537)

Net Cash Flow	$(9,567)

Cash Balance:
Beginning Cash Book Balance	$30,195
Net Cash Flow (excl. Draws/Paydowns)	(9,567)
Exchange Rate Gain/(Loss) ⁽³⁾	(6)
Difference in O/S Checks relative to G/L	276
Ending Cash Book Balance	$20,899

Notes:
(1)	This amount includes payments to non-estate professionals and estate-retained professionals. Supporting detail for payments, if any, made to professionals is included in MOR 1-C
(2)	Supporting detail by legal entity in MOR 1-B
(3)	Conversion from CAD account (last 4 digits 3101)

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

MOR-1a: Debtors' Statements With Respect To Bank Account Reconciliations And Bank Statements

Bank Account Reconciliations
The Debtors affirm that reconciliations for all open and active bank accounts are prepared monthly and maintained by the Debtors. Upon request, the Debtors will provide all bank reconciliations to the U.S. Trustee.

Bank Statements
The Debtors affirm that bank statements for all open and active bank accounts are maintained by the Debtors. Upon request, the Debtors will provide all bank statements to the U.S. Trustee.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

MOR-1b: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY
(US Dollars in Thousands)

Debtor Entity	Bankruptcy Case Number	Disbursements
LGA3 Corp.	20-11456	$-
LGA4 Corp.	20-11453	-
LGAC LLC	20-11450	-
LGAU Corp.	20-11455	-
LGC Corp.	20-11447	5
LGFS Inc.	20-11444	-
Libbey Glass Inc.	20-11439	40,559
Libbey Inc.	20-11440	-
Libbey.com LLC	20-11443	1
Syracuse China Company	20-11446	249
The Drummond Glass Company	20-11448	70
World Tableware Inc.	20-11451	1,653
Total ⁽¹⁾		$42,537

Notes:
(1) Reflects entity on whose behalf disbursements are made even if they come out of an account held by another Debtor

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

MOR 1c: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
(US Dollars in Thousands)

		June	July	August	Septemember	Case-To-Date
PAYEE	Role in the case	Fees & Expenses
Loyens Loeff	Local Counsel for the Term Loan B	$(166)	$-	$(5)	$-	$(171)
Gomez-Acebo & Pombo	Local Counsel for the Term Loan Agent	(26)	(23)	-	-	(49)
Goldberg Kohn	Legal Counsel for the ABL	-	(366)	-	(73)	(438)
Prime Clerk	Claims Agent	-	(188)	(223)	(221)	(632)
Vieira de Almeida	Local Counsel for the ABL	-	(99)	-	(7)	(106)
Creel Garcia-Cuellar Aiza y Enriquez S.C.	Local Counsel for the ABL	-	(94)	-	(16)	(110)
NautaDutilh	Local Counsel for the ABL	-	(66)	-	-	(66)
Vorys, Sater, Seymour and Pease LLP	Local Counsel for the ABL	-	(62)	-	(5)	(67)
AlixPartners	Financial advisors for the ABL	-	(49)	-	(55)	(105)
Womble Bond Dickinson LLP	Local Counsel for the ABL	-	(23)	-	(3)	(26)
Mayer Brown	Local Counsel for the ABL	-	(15)	-	(2)	(17)
Latham & Watkins	Counsel for the Debtors	-	-	(1,300)	(781)	(2,081)
Arnold & Porter Kaye Schooler LLP	Counsel for the Term Loan B	-	-	(853)	(549)	(1,401)
Ankura Consulting Group	Financial advisors for the Term Loan B	-	-	(199)	(695)	(894)
EC Legal Mexico, S.C.	Local Counsel for the Term Loan B	-	-	(61)	-	(61)
Young Conaway Stargatt & Taylor, LLP	Local Counsel for the Term Loan B	-	-	(28)	(15)	(43)
Stephenson Harwood	Local Counsel for the Term Loan B	-	-	(5)	-	(5)
Alvarez & Marsal North America, LLC	Financial advisors for the Debtors	-	-	-	(1,648)	(1,648)
Lazard Freres & Co	Financial advisors for the Debtors	-	-	-	(1,200)	(1,200)
Richards Layton & Finger	Counsel for the Debtors	-	-	-	(359)	(359)
Brown Rudnick LLP	Counsel for the UCC	-	-	-	(285)	(285)
Greenhill & Co., LLC	Financial advisors for the UCC	-	-	-	(172)	(172)
Littler Mendelson, P.C.	Employment Counsel for the Debtors	-	-	-	(158)	(158)
Stout Risius Ross, Inc.	Fresh start valuation services for the Debtor	-	-	-	(50)	(50)
Total ⁽¹⁾		$(192)	$(984)	$(2,673)	$(6,294)	$(10,143)

Notes:
(1)

Reflects only payments made to Debtor and Lender advisors. MOR-1 Professional Fee line item reflects additional payments made to service providers supporting Libbey and classified as reorganization disbursements

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-2
DEBTOR STATEMENT OF OPERATIONS
Month Ended September 30, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.

Net sales	$-	$-	$-	$-	$-	$-	$30,855	$-	$-	$612	$274	$2,872
Freight billed to customers	-	-	-	-	-	-	49	-	-	13	-	12
Total revenues	-	-	-	-	-	-	30,904	-	-	625	274	2,884
Cost of sales	-	-	-	-	-	-	(25,167)	-	(1)	(293)	(120)	(2,374)
Gross profit (loss)	-	-	-	-	-	-	5,736	-	(1)	331	154	511
Selling, general and administrative expenses	-	-	-	29	9	-	(4,847)	-	-	(172)	(5)	(387)
Asset Impairments	-	-	-	-	-	-	(1)	-	-	-	-	-
Operating income (loss)	-	-	-	29	9	-	888	-	(1)	160	149	124
Other Income / (Expense)	-	-	-	-	-	-	38	-	-	26	-	1
Gain (loss) before interest and income taxes	-	-	-	29	9	-	926	-	(1)	186	149	124
Interest income (expense)	-	-	-	-	-	-	(1,042)	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	(4,909)	-	-	-	-	-
Gain (loss) before income taxes	-	-	-	29	9	-	(5,025)	-	(1)	186	149	124
Provision (benefit) for income taxes	-	-	-	-	-	-	(108)	-	-	-	-	-
Net income (loss)	$-	$-	$-	$29	$9	$-	$(5,133)	$-	$(1)	$186	$149	$124

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-3 Filing Date
Debtors Balance Sheet
September 30, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.	Eliminations	Total
Current assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$20,889	$-	$-	$-	$10	$-	$-	$20,899
Accounts receivable — net	-	-	-	-	13,303	202	60,891	63,870	261	38,922	884	38,868	(151,948)	65,253
Inventories — net	-	-	-	-	-	-	63,328	-	-	6,231	250	17,297	-	87,107
Prepaid and other current assets	-	-	-	-	-	-	6,998	-	-	22	-	119	-	7,140
Total current assets	-	-	-	-	13,303	202	152,107	63,870	261	45,176	1,144	56,284	(151,948)	180,399

Pension Asset	-	-	-	-	-	-	7,534	-	-	-	-	-	-	7,534
Purchased intangible assets — net	-	-	-	-	-	-	540	-	-	800	-	1	(1)	1,340
Goodwill	-	-	-	-	-	-	-	-	-	-	-	1	(1)	-
Other assets	-	-	-	-	-	-	10,916	-	-	370	-	-	15	11,301
Investments in subsidiaries	187,582	(4,924)	-	-	-	-	397,776	(8,974)	-	-	-	-	(374,363)	197,097
Operating lease right-of-use assets	-	-	-	-	-	-	28,554	-	-	-	-	-	-	28,554
Property, plant and equipment — net	-	-	-	-	-	-	85,873	-	-	-	39	82	-	85,994
Total assets	$187,582	$(4,924)	$-	$-	$13,303	$202	$683,300	$54,897	$261	$46,345	$1,182	$56,368	$(526,298)	$512,218

Current liabilities:
Notes payable	$-	$-	$-	$-	$-	$-	$171,172	$-	$-	$-	$-	$-	$-	$171,172
Accounts payable	100	3	951	267	-	-	186,553	-	-	10	-	461	(151,948)	36,396
Salaries and wages	-	-	-	(6)	-	-	10,085	-	-	7	16	19	-	10,120
Accrued liabilities	-	-	-	-	-	-	16,816	-	-	1,041	28	1,675	126	19,687
Accrued income taxes	-	-	-	-	-	-	319	-	-	(45)	-	(203)	-	71
Non-pension post-retirement benefits (current portion)	-	-	-	-	-	-	383	-	-	151	-	-	-	534
Operating lease liabilities (current portion)	-	-	-	-	-	-	6,279	-	-	-	-	-	-	6,279
Total current liabilities	100	3	951	261	-	-	391,606	-	-	1,165	44	1,952	(151,822)	244,259

Pension liability	-	-	-	-	-	-	5,464	-	-	-	-	-	-	5,464
Non-pension post-retirement benefits	-	-	-	-	-	-	6,036	-	-	661	-	-	-	6,696
Noncurrent operating lease liabilities	-	-	-	-	-	-	24,317	-	-	-	-	-	-	24,317
Deferred income taxes	-	-	-	-	-	-	(2,267)	-	-	204	(1)	114	1,950
Other long-term liabilities	-	-	-	-	-	-	3,986	-	-	-	-	-	(1,511)	2,474
Total liabilities not subject to compromise	100	3	951	261	-	-	429,141	-	-	2,029	43	2,066	(151,383)	283,211

Liabilities subject to compromise:
Accounts payable	-	-	-	-	-	-	28,163	-	-	27	-	243	-	28,433
Accrued liabilities	-	-	-	-	-	-	1,854	-	-	-	-	-	-	1,854
Non-pension post-retirement benefits	-	-	-	-	-	-	40,027	-	-	-	-	-	-	40,027
Pension liability	-	-	-	-	-	-	165	-	-	-	-	-	-	165
Long-term debt	-	-	-	-	-	-	317,931	-	-	-	-	-	-	317,931
Other long-term liabilities	-	-	-	-	-	-	416	-	-	740	-	-	-	1,156
Total liabilities subject to compromise	-	-	-	-	-	-	388,556	-	-	767	-	243	-	389,566
Total liabilities	100	3	951	261	-	-	817,697	-	-	2,796	43	2,308	(151,383)	672,776

Stockholders' equity:
Total stockholders' equity	187,483	(4,927)	(951)	(261)	13,303	202	(134,397)	54,897	261	43,549	1,139	54,060	(374,915)	(160,558)
Total liabilities and stockholders' equity	$187,582	$(4,924)	$-	$-	$13,303	$202	$683,300	$54,897	$261	$46,345	$1,182	$56,368	$(526,298)	$512,218

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

MOR-4:  SUMMARY OF UNPAID POST-PETITION DEBTS
(US Dollars in Thousands)

		NUMBER OF DAYS PAST DUE
Debtor name	Current	0-30	31-60	61-90 ⁽¹⁾	Over 90 ⁽¹⁾	Total
Total Gross Accounts Payable	$31,756	$1,866	$444	$548	$1,782	$36,396

Notes:

(1) Past due related to pre-petition / post-petition split discrepancies with vendor. Company is in discussions with vendor related to ongoing contract discussions.

  Due dates are subject to change dependent upon the outcome of those discussions

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

MOR 4a: DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

Juan Amezquita hereby declares under penalty of perjury:

1.	To the best of my knowledge and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or payments) all related required post-petition tax payments.

Dated: October 30, 2020	Respectfully submitted,

/s/ Juan Amezquita
By: Juan Amezquita
Title: Senior Vice President, Chief Financial Officer

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	September 2020

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(US Dollars in Thousands)

Accounts Receivable Reconciliation ⁽¹⁾	Amount
Total Accounts Receivable at the beginning of the reporting period, gross	$69,264
Plus: Amounts billed during the period ⁽²⁾	39,097
(Less): Amounts collected during the period ⁽²⁾	(36,737)
Total Accounts Receivable at the end of the reporting period, gross	$71,624
(Less): Reserves and Adjustments	(6,370)
Total Accounts Receivable at the end of the reporting period, net	$65,253

Accounts Receivable Aging ⁽¹⁾	Current
Current	$7,572
0-30 days	28,935
31-60 days	10,275
61-90 days	5,397
Over 90 days	19,445
Total Accounts Receivable at the end of the reporting period, gross	$71,624

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X⁽³⁾
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Notes:
(1) Includes sales to intercompany non-debtor affiliates
(2) Includes deductions for credit memos and discounts
(3) Debtor transferred fixed assets with minimal net book value from a closing debtor facility to a non-debtor affiliate facility